UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2023

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Fixed Income Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Global Fixed Income Fund

ANNUAL REPORT December 31, 2023

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through December 31, 2023, as provided by Portfolio Managers Nathaniel Hyde, CFA, Brendan Murphy, CFA and Scott Zaleski, CFA, Adam Whiteley and Harvey Bradley of Insight North America, LLC, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2023, BNY Mellon Global Fixed Income Fund (the “fund”) produced a total return of 7.45% for Class A shares, 6.62% for Class C shares, 7.78% for Class I shares and 7.84% for Class Y shares.1 In comparison, the Bloomberg Global Aggregate Index (Hedged) (the “Index”), the fund’s benchmark, produced a total return of 7.15% for the same period.2

Global bond markets gained ground during the period as yields remained at attractive levels, and the pace of interest-rate increases from the U.S. Federal Reserve (the “Fed”) slowed in the face of moderating inflationary pressures. The fund provided mixed performance relative to the Index, with relatively strong performance in some areas and relatively weak performance in others.

The Fund’s Investment Approach

The fund seeks to maximize total return, while realizing a market level of income consistent with preserving principal and liquidity. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar- and non-U.S. dollar-denominated, fixed-income securities of governments and companies located in various countries, including emerging markets. The fund invests principally in bonds, notes, mortgage-related securities, asset-backed securities, floating-rate loans (limited to up to 20% of the fund’s net assets) and other floating-rate securities, and Eurodollar and Yankee dollar instruments. The fund generally invests in eight or more countries, but always invests in at least three countries, one of which may be the United States. The fund may invest up to 25% of its assets in emerging markets, generally, and up to 7% of its net assets in any single emerging-markets country.

We focus on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasize the use of interest-rate forecasting. We look for fixed-income securities with the potential for credit upgrades, unique structural characteristics or innovative features. We select securities by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies, by focusing on sectors and individual securities that appear to be relatively undervalued, and by actively trading among sectors.

High Volatility Amid Shifting Interest-Rate Expectation

In the wake of a turbulent year in 2022, bond investors faced additional volatility in the first six months of 2023 as central banks continued to combat inflation, and the U.S. regional banking system experienced a crisis of confidence. The first two months of the reporting period saw a continuation of the risk-on, long-duration rally that characterized the last quarter of 2022, with a consistent downturn in credit spreads as interest rates increased in developed markets in response to high levels of inflation. (Credit spreads refer to the comparative yields of bonds of different credit quality but the same maturity.) The market dynamic changed abruptly in March as rising interest rates led to failures of a few prominent U.S. regional banks, driving a significant rally in yields and a sell-off in spreads. However, the Fed stepped in quickly to calm markets and reduce the likelihood for further contagion. The second quarter of 2023 saw yields decline and spreads increase to pre-crisis levels, with inflation and the central bank’s interest-rate response once again driving the performance of fixed-income markets.

During the third quarter, trends generally resumed the direction set at the beginning of the year, with international bond markets largely following the U.S. lead. Hopes for near-term rate cuts by the Fed faded in the face of sustained hawkish rhetoric from the central bank, and expectations shifted to an acceptance that rates would stay higher for longer than previously contemplated. The back end of the yield curve came under particular pressure, with the 10-year U.S. Treasury yield rising much more sharply than the 2-year Treasury yield, although the curve remained inverted. Yields peaked in late October on renewed hopes for rate cuts, prompting strong gains in duration and risk assets. The Fed added fuel to the rally’s engine in December, signaling a likelihood of multiple rate cuts in 2024 and its view that a recession appeared unlikely given prevailing economic conditions.

A Balance of Positive and Negative Positions

A wide range of positive positions bolstered the fund’s performance relative to the Index during the period, with the strongest returns realized during the year-end rally. Credit exposure bolstered relative returns, largely due to security selection, which more than made up for the negative impact of the fund’s conservative credit allocation. The fund’s selection process identified particularly attractive credit opportunities among European financials and property names, which appeared more favorably priced than credits in other sectors and regions. In the inflation space, the fund added modest performance, using inflation swaps to position for higher 20-year break-even inflation in the United States and lower 30-year break-even inflation in Europe. Overweight exposure to local emerging markets enhanced returns, particularly during the first half of the year, while intra-European government bond positioning proved additive during the second and fourth quarters. Finally, overweight exposure to agency mortgage-backed securities (“MBS”), while a source of volatility, also contributed positively to relative performance on balance.

Conversely, underweight exposure to U.S. duration detracted from relative returns, as did overweight exposure to small-credit beta in March and active duration positions in May. While local emerging-markets exposure provided contributions for the period overall, the position undermined returns from August through October. Unlike 2022, when developed-markets duration drove positive performance for the fund, the position had little positive or negative impact on relative returns during 2023.

The fund used a wide range of derivative instruments to adopt various positions and hedge against various risks during the period, primarily interest-rate and credit-default swaps. In general, we used derivatives to isolate and reduce the risks associated with various positions taken by the fund. Accordingly, the performance of the fund in aggregate reflects, to a degree, the use of derivatives during the period.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Maintaining a Constructive View on Global Fixed Income

While we remain generally bullish on global fixed income, we hold a nuanced view of the market’s diverse risks and opportunities. Given prevailing expectations for aggressive rate cuts in 2024, which may not be fully realized, we take a cautious attitude toward duration in most developed markets, especially considering how rapidly the market repriced in November and December 2023. We see more value in peripheral international markets, such as Sweden and Australia, where curves still slope upward; long-duration positions carry positively; and room remains for the market to price in additional easing. In short, while we are tactically cautious on the outlook for U.S. and European duration, we see attractive opportunities to add alpha through active relative-value trading in the rate space.

As of December 31, 2023, the fund holds generally underweight duration exposure, particularly in Canada, Europe and, to a lesser degree, the United States, with overweight positions in a few specific markets (Australia, New Zealand, South Korea and Sweden). In terms of yield curve positioning, the fund holds overweight exposure to the 5-to-7-year part of the curve, and underweight exposure to the 20-plus-year bucket. The fund holds modestly overweight exposure to risk assets, with a skew toward European credits and an overweight position in U.S. agency MBS. The fund also holds a small, long position in the Japanese yen, reflecting our outlook for the Bank of Japan and the attractive valuation on offer when we entered into the trade.

January 16, 2024

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: FactSet. — The Bloomberg Global Aggregate Index (Hedged) is a flagship measure of global, investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized, fixed-rate bonds from both developed and emerging market issuers. Currency exposure is hedged to the U.S. dollar. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity. The fixed-income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.

Ginnie Maes and other securities backed by the full faith and credit of the United States Government are guaranteed only as to timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage related securities also are subject to credit risks associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional, government backed debt securities.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Global Fixed Income Fund with a hypothetical investment of $10,000 in the Bloomberg Global Aggregate Index (Hedged) (the “Index”).

†  Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Global Fixed Income Fund on 12/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses of the applicable classes. The Index is a flagship measure of global investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Currency exposure is hedged to the U.S. dollar. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Fixed Income Fund with a hypothetical investment of $1,000,000 in the Bloomberg Global Aggregate Index (Hedged) (the “Index”).

†  Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Global Fixed Income Fund on 12/31/13 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is a flagship measure of global investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Currency exposure is hedged to the U.S. dollar. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2023
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.50%)	2.61%	1.21%	1.77%
without sales charge	7.45%	2.15%	2.24%
Class C shares
with applicable redemption charge †	5.62%	1.37%	1.49%
without redemption	6.62%	1.37%	1.49%
Class I shares	7.78%	2.44%	2.55%
Class Y shares	7.84%	2.50%	2.61%
Bloomberg Global Aggregate Index ( Hedged )	7.15%	1.40%	2.41%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Fixed Income Fund from July 1, 2023 to December 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.38	$8.28	$2.79	$2.43
Ending value (after expenses)	$1,045.30	$1,041.00	$1,047.20	$1,047.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.33	$8.19	$2.75	$2.40
Ending value (after expenses)	$1,020.92	$1,017.09	$1,022.48	$1,022.84
†

Expenses are equal to the fund’s annualized expense ratio of .85% for Class A, 1.61% for Class C, .54% for Class I and .47% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2023

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.1%
Australia - .9%
Australia, Sr. Unscd. Bonds, Ser. 140	AUD	4.50	4/21/2033	26,725,000		18,997,191
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	5,240,000		2,886,247
					21,883,438
Austria - .9%
Raiffeisen Bank International AG, Sr. Bonds	EUR	4.75	1/26/2027	8,300,000	[b]	9,265,927
Raiffeisen Bank International AG, Sr. Notes	EUR	0.05	9/1/2027	900,000		868,009
Raiffeisen Bank International AG, Sub. Notes	EUR	2.88	6/18/2032	7,600,000	[b]	7,565,863
Raiffeisen Bank International AG, Sub. Notes	EUR	7.38	12/20/2032	2,700,000	[b]	3,150,875
					20,850,674
Belgium - .5%
Belgium, Sr. Unscd. Bonds, Ser. 76	EUR	1.90	6/22/2038	11,200,000	[c]	10,922,866
Bermuda - .1%
Athora Holding Ltd., Sr. Unscd. Bonds	EUR	6.63	6/16/2028	1,652,000		1,887,237
Canada - 1.7%
Canada, Bonds	CAD	1.75	12/1/2053	19,725,000		11,186,853
Canada, Bonds	CAD	3.25	9/1/2028	17,600,000		13,329,139
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	3,455,585	[c]	2,513,641
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3	CAD	5.40	9/15/2028	11,382,000	[c]	8,713,129
MBarc Credit Canada, Inc., Ser. 2021-AA, Cl. A3	CAD	0.93	2/17/2026	1,943,492	[c]	1,464,458
The Toronto-Dominion Bank, Sr. Unscd. Notes	EUR	1.95	4/8/2030	2,741,000		2,782,945
					39,990,165
Cayman Islands - .5%
Octagon 61 CLO, Ser. 2023-2A, Cl. A, (3 Month TSFR +1.85%)		7.27	4/20/2036	5,274,060	[c,d]	5,304,375
Regatta XXV Funding Ltd. CLO, Ser. 2023-1A, Cl.A, (3 Month TSFR +1.90%)		7.15	7/15/2036	5,775,000	[c,d]	5,805,348
					11,109,723
China - 3.1%
China, Unscd. Bonds	CNY	3.81	9/14/2050	438,050,000		72,221,799
Denmark - .1%
Denmark, Bonds	DKK	4.50	11/15/2039	14,250,000		2,697,637

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.1% (continued)
France - 5.3%
BNP Paribas SA, Sr. Notes	EUR	3.63	9/1/2029	2,100,000	[b]	2,331,335
Electricite de France SA, Jr. Sub. Notes	EUR	2.63	12/1/2027	5,400,000	[e]	5,317,447
France, Bonds	EUR	0.75	5/25/2028	51,050,000		52,937,879
France, Bonds	EUR	0.75	5/25/2052	12,800,000		8,116,707
France, Bonds	EUR	4.00	10/25/2038	18,810,000		23,788,000
Kering SA, Sr. Unscd. Notes	EUR	3.63	9/5/2031	5,100,000		5,832,442
Kering SA, Sr. Unscd. Notes	EUR	3.88	9/5/2035	4,000,000		4,641,492
La Banque Postale SA, Sub. Notes	EUR	5.50	3/5/2034	4,100,000	[b]	4,743,899
Orano SA, Sr. Unscd. Notes	EUR	5.38	5/15/2027	5,100,000		5,899,998
Suez SACA, Sr. Unscd. Notes	EUR	2.38	5/24/2030	7,400,000		7,714,531
Suez SACA, Sr. Unscd. Notes	EUR	5.00	11/3/2032	1,000,000		1,222,979
					122,546,709
Germany - 2.6%
Bundesrepublik Deutschland Bundesanleihe, Bonds	EUR	1.80	8/15/2053	21,650,000		21,579,897
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	1.88	5/24/2030	2,490,000		2,600,533
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	2.75	3/19/2029	6,210,000		6,886,057
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	3.25	5/19/2033	1,956,000		2,230,707
LEG Immobilien SE, Sr. Unscd. Notes	EUR	0.88	1/17/2029	400,000		386,337
Volkswagen Bank GmbH, Sr. Notes	EUR	4.63	5/3/2031	7,200,000		8,351,950
Vonovia SE, Sr. Unscd. Notes	EUR	0.63	12/14/2029	1,400,000		1,277,867
Vonovia SE, Sr. Unscd. Notes	EUR	0.75	9/1/2032	12,000,000		10,092,042
Vonovia SE, Sr. Unscd. Notes	EUR	1.00	6/16/2033	700,000		589,779
Vonovia SE, Sr. Unscd. Notes	EUR	2.38	3/25/2032	6,300,000	[b]	6,108,395
					60,103,564
Greece - .2%
Hellenic Republic, Sr. Unscd. Notes	EUR	4.38	7/18/2038	3,438,000	[c]	4,185,100
Hungary - .3%
Hungary, Bonds, Ser. 32/A	HUF	4.75	11/24/2032	2,699,850,000		7,194,120
Hungary, Sr. Unscd. Notes		6.75	9/25/2052	880,000	[c]	986,916
					8,181,036
Indonesia - .3%
Indonesia, Bonds, Ser. FR83	IDR	7.50	4/15/2040	93,430,000,000		6,487,490
Ireland - .8%
ESB Finance DAC, Gtd. Notes	EUR	3.75	1/25/2043	6,270,000		6,890,259
Hammerson Ireland Finance DAC, Gtd. Notes	EUR	1.75	6/3/2027	3,219,000		3,260,709
Permanent TSB Group Holdings PLC, Sr. Unscd. Notes	EUR	6.63	4/25/2028	4,035,000		4,706,149

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.1% (continued)
Ireland - .8% (continued)
Permanent TSB Group Holdings PLC, Sub. Notes	EUR	3.00	8/19/2031	4,102,000		4,287,741
					19,144,858
Italy - 3.2%
Autostrade per L'Italia SpA, Sr. Unscd. Notes	EUR	1.88	9/26/2029	2,340,000		2,303,912
Autostrade per L'Italia SpA, Sr. Unscd. Notes	EUR	2.00	12/4/2028	12,900,000		13,111,946
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 10Y	EUR	4.40	5/1/2033	51,150,000		60,178,960
					75,594,818
Japan - 2.9%
Japan (20 Year Issue), Bonds, Ser. 183	JPY	1.40	12/20/2042	4,358,900,000		31,180,594
Japan (20 Year Issue), Bonds, Ser. 184	JPY	1.10	3/20/2043	1,329,500,000		9,014,780
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	1,074,200,000		5,668,641
Japan (30 Year Issue), Bonds, Ser. 69	JPY	0.70	12/20/2050	1,593,000,000		9,052,911
Japan (40 Year Issue), Bonds, Ser. 15	JPY	1.00	3/20/2062	1,032,100,000		5,813,902
Mizuho Financial Group, Inc., Sr. Unscd. Notes	EUR	4.03	9/5/2032	4,767,000		5,439,719
OSCAR US Funding X LLC, Ser. 2019-1A, Cl. A4		3.27	5/10/2026	509,423	[c]	508,132
OSCAR US Funding XI LLC, Ser. 2019-2A, Cl. A4		2.68	9/10/2026	1,811,561	[c]	1,801,745
					68,480,424
Jersey - .5%
Ballyrock 24 Ltd. CLO, Ser. 2023-24A, Cl. A1, (3 Month TSFR +1.77%)		7.03	7/15/2036	5,420,000	[c,d]	5,436,824
Invesco US Ltd. CLO, Ser. 2023-3A, CI. A, (3 Month TSFR +1.80%)		7.22	7/15/2036	5,600,000	[c,d]	5,627,804
					11,064,628
Luxembourg - .8%
Logicor Financing Sarl, Gtd. Notes	EUR	0.88	1/14/2031	10,680,000		9,129,202
Logicor Financing Sarl, Gtd. Notes	EUR	1.63	1/17/2030	1,147,000		1,085,902
Logicor Financing Sarl, Gtd. Notes	EUR	2.00	1/17/2034	1,095,000		948,514
Logicor Financing Sarl, Gtd. Notes	EUR	3.25	11/13/2028	2,475,000		2,603,553
SELP Finance Sarl, Gtd. Bonds	EUR	0.88	5/27/2029	1,996,000	[b]	1,879,628
SELP Finance Sarl, Gtd. Notes	EUR	3.75	8/10/2027	2,205,000		2,438,973
					18,085,772
Mexico - 1.8%
Mexico, Bonds, Ser. M	MXN	7.50	5/26/2033	798,700,000		42,634,334
Netherlands - 1.4%
Athora Netherlands NV, Sub. Notes	EUR	2.25	7/15/2031	1,170,000		1,153,245

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.1% (continued)
Netherlands - 1.4% (continued)
Athora Netherlands NV, Sub. Notes	EUR	5.38	8/31/2032	9,541,000		10,106,335
ING Groep NV, Sr. Unscd. Notes		6.11	9/11/2034	2,188,000	[b]	2,297,532
Sartorius Finance BV, Gtd. Notes	EUR	4.50	9/14/2032	8,200,000		9,457,928
Stellantis NV, Sr. Unscd. Notes	EUR	4.25	6/16/2031	3,210,000		3,682,889
Vonovia Finance BV, Gtd. Notes	EUR	0.50	9/14/2029	1,700,000		1,549,423
WPC Eurobond BV, Gtd. Bonds	EUR	2.25	7/19/2024	2,975,000		3,245,201
					31,492,553
New Zealand - 3.5%
New Zealand, Unscd. Bonds, Ser. 433	NZD	3.50	4/14/2033	79,639,000		47,211,387
New Zealand, Unscd. Bonds, Ser. 532	NZD	2.00	5/15/2032	66,105,000		35,117,656
					82,329,043
Peru - .7%
Peru Government Bond, Sr. Unscd. Bonds	PEN	7.30	8/12/2033	61,075,000	[c]	17,319,565
Portugal - .3%
Novo Banco SA, Sub. Notes	EUR	9.88	12/1/2033	5,300,000	[b]	6,494,538
Romania - .3%
Romania, Bonds	EUR	3.62	5/26/2030	3,450,000	[c]	3,511,335
Romania, Notes	EUR	6.38	9/18/2033	2,072,000	[c]	2,423,520
Romania, Sr. Unscd. Notes	EUR	1.75	7/13/2030	771,000		689,849
					6,624,704
Singapore - .4%
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes		5.34	5/19/2063	2,250,000		2,273,463
Singapore, Bonds	SGD	2.63	5/1/2028	9,000,000		6,810,608
					9,084,071
South Africa - 1.6%
South Africa, Sr. Unscd. Bonds, Ser. 2044	ZAR	8.75	1/31/2044	912,536,000		37,060,161
South Korea - 4.2%
Korea, Bonds, Ser. 2812	KRW	2.38	12/10/2028	11,350,200,000		8,488,577
Korea, Bonds, Ser. 3212	KRW	4.25	12/10/2032	94,239,600,000		79,093,022
Korea, Bonds, Ser. 5209	KRW	3.13	9/10/2052	5,180,000,000		4,089,293
Korea, Bonds, Ser. 5303	KRW	3.25	3/10/2053	7,778,000,000		6,303,518
					97,974,410
Spain - 2.3%
Banco de Credito Social Cooperativo SA, Sub. Notes	EUR	5.25	11/27/2031	7,200,000		7,412,032
Cellnex Finance Co. SA, Gtd. Notes	EUR	2.00	9/15/2032	5,500,000		5,207,725
Cellnex Telecom SA, Sr. Unscd. Notes	EUR	1.75	10/23/2030	8,000,000	[b]	7,759,665
Cellnex Telecom SA, Sr. Unscd. Notes	EUR	1.88	6/26/2029	1,500,000		1,513,302
Ibercaja Banco SA, Sub. Notes	EUR	2.75	7/23/2030	6,600,000	[b]	6,990,219

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.1% (continued)
Spain - 2.3% (continued)
Spain, Sr. Unscd. Bonds	EUR	0.70	4/30/2032	27,750,000	[c]	25,877,057
					54,760,000
Supranational - .2%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., Gtd. Notes		3.63	1/15/2032	5,915,000		5,076,385
Sweden - .2%
Sweden, Bonds, Ser. 1056	SEK	2.25	6/1/2032	37,450,000		3,789,477
Switzerland - 1.8%
Switzerland, Bonds	CHF	0.50	6/27/2032	10,775,000		12,626,025
UBS Group AG, Sr. Unscd. Notes	EUR	0.65	1/14/2028	3,780,000		3,818,362
UBS Group AG, Sr. Unscd. Notes	EUR	0.88	11/3/2031	14,469,000		12,931,420
UBS Group AG, Sr. Unscd. Notes	EUR	2.88	4/2/2032	12,330,000		12,742,398
					42,118,205
Thailand - .3%
Thailand, Sr. Unscd. Bonds	THB	3.39	6/17/2037	193,725,000		6,014,043
United Kingdom - 4.6%
BAT International Finance PLC, Gtd. Notes	EUR	2.25	1/16/2030	5,700,000		5,610,052
Brass No. 10 PLC, Ser. 10-A, Cl. A1		0.67	4/16/2069	1,108,943	[c]	1,076,996
British American Tobacco PLC, Sub. Notes, Ser. 5.25	EUR	3.00	12/27/2026	6,500,000	[e]	6,433,021
Gemgarto PLC, Ser. 2021-1A, Cl. A, (3 Month SONIO +0.59%)	GBP	5.81	12/16/2067	2,409,736	[c,d]	3,070,541
International Distributions Services PLC, Gtd. Notes	EUR	5.25	9/14/2028	1,130,000		1,295,722
Thames Water Utilities Finance PLC, Sr. Scd. Notes	EUR	1.25	1/31/2032	1,257,000		1,048,277
Thames Water Utilities Finance PLC, Sr. Scd. Notes	EUR	4.38	1/18/2031	3,447,000		3,607,735
Tower Bridge Funding PLC, Ser. 2021-2, CI. A, (3 Month SONIO +0.78%)	GBP	6.00	11/20/2063	2,426,769	[d]	3,092,362
United Kingdom Gilt, Bonds	GBP	1.25	7/31/2051	26,900,000		18,261,834
United Kingdom Gilt, Bonds	GBP	3.25	1/31/2033	29,500,000		36,787,524
United Kingdom Gilt, Bonds	GBP	3.75	7/22/2052	3,175,000		3,801,320
United Kingdom Gilt, Bonds	GBP	4.50	6/7/2028	17,500,000		23,253,279
					107,338,663
United States - 42.8%
A&D Mortgage Trust, Ser. 2023-NQM2, Cl. A1		6.13	5/25/2068	4,728,040	[c]	4,729,037
Aligned Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2		6.00	8/17/2048	3,914,000	[c]	3,883,742
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A		3.68	12/17/2036	3,755,238	[c]	3,683,333

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.1% (continued)
United States - 42.8% (continued)
AmeriCredit Automobile Receivables Trust, Ser. 2020-1, Cl. C		1.59	10/20/2025	3,232,545		3,207,904
AMSR Trust, Ser. 2019-SFR1, Cl. B		3.02	1/19/2039	4,925,000	[c]	4,568,625
AT&T, Inc., Sr. Unscd. Notes		4.50	5/15/2035	1,400,000		1,327,196
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-4A, Cl. A		5.49	6/20/2029	3,643,000	[c]	3,676,676
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-8A, Cl. A		6.02	2/20/2030	2,831,000	[c]	2,921,798
Berkshire Hathaway Finance Corp., Gtd. Notes	EUR	1.50	3/18/2030	6,540,000		6,559,895
Bristol-Myers Squibb Co., Sr. Unscd. Notes		6.25	11/15/2053	3,051,000		3,494,555
Bristol-Myers Squibb Co., Sr. Unscd. Notes		6.40	11/15/2063	3,211,000		3,723,895
BXHPP Trust, Ser. 2021-FILM, Cl. B, (1 Month TSFR +1.01%)		6.38	8/15/2036	9,620,000	[c,d]	8,850,584
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, (1 Month TSFR +1.12%)		6.73	12/15/2037	8,350,000	[c,d]	8,298,823
Capital One Financial Corp., Sr. Unscd. Notes		7.62	10/30/2031	9,905,000		10,893,818
Carrier Global Corp., Sr. Unscd. Notes	EUR	4.50	11/29/2032	3,829,000	[c]	4,529,189
Carrier Global Corp., Sr. Unscd. Notes		5.90	3/15/2034	1,863,000	[b,c]	2,015,774
Carrier Global Corp., Sr. Unscd. Notes		6.20	3/15/2054	1,346,000	[c]	1,557,549
Carvana Auto Receivables Trust, Ser. 2021-N2, Cl. C		1.07	3/10/2028	1,309,299		1,226,659
Celanese US Holdings LLC, Gtd. Bonds	EUR	5.34	1/19/2029	7,801,000	[b]	9,045,963
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes		5.25	4/1/2053	7,583,000		6,360,976
COLT Mortgage Loan Trust, Ser. 2023-2, Cl. A1		6.60	7/25/2068	3,121,030	[c]	3,164,975
COLT Mortgage Loan Trust, Ser. 2023-4, Cl. A1		7.16	10/25/2068	7,266,935	[c]	7,457,278
Columbia Pipelines Operating Co. LLC, Sr. Unscd. Notes		5.93	8/15/2030	6,623,000	[c]	6,853,430
Columbia Pipelines Operating Co. LLC, Sr. Unscd. Notes		6.04	11/15/2033	3,441,000	[c]	3,605,367
CVS Health Corp., Sr. Unscd. Notes		5.05	3/25/2048	3,200,000		2,995,758
CyrusOne Data Centers Issuer I LLC, Ser. 2023-1A, Cl. B		5.45	4/20/2048	1,263,887	[c]	1,129,472

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.1% (continued)
United States - 42.8% (continued)
CyrusOne Data Centers Issuer I LLC, Ser. 2023-2A, Cl. A2		5.56	11/20/2048	4,454,000	[c]	4,252,391
Digital Euro Finco LLC, Gtd. Bonds	EUR	2.63	4/15/2024	5,814,000		6,382,121
Domino's Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I		2.66	4/25/2051	5,484,375	[c]	4,861,272
Energy Transfer LP, Sr. Unscd. Notes		6.40	12/1/2030	3,053,000	[b]	3,267,745
Energy Transfer LP, Sr. Unscd. Notes		6.55	12/1/2033	3,218,000		3,496,824
Ent Auto Receivables Trust, Ser. 2023-1A, Cl. A3		6.24	1/16/2029	2,112,000	[c]	2,152,925
Exelon Corp., Sr. Unscd. Notes		5.60	3/15/2053	4,480,000		4,565,154
Federal Agricultural Mortgage Corp. Mortgage Trust, Ser. 2021-1, CI. A		2.18	1/25/2051	5,713,322	[c]	4,710,291
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, (1 Month SOFR +2.00%)		7.34	1/25/2051	1,057,933	[c,d,f]	1,028,393
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC02, Cl. A2		3.37	7/25/2025	5,541,473	[f]	5,411,074
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL3W, Cl. AFLW, (1 Month SOFR +0.56%)		5.90	8/25/2025	3,827,732	[d,f]	3,832,470
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2017-4, Cl. M45T		4.50	6/25/2057	2,187,360	[f]	2,079,361
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2018-4, Cl. M55D		4.00	3/25/2058	3,186,025	[f]	2,960,069
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2019-3, Cl. M55D		4.00	10/25/2058	2,347,140	[f]	2,182,386
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2020-3, Cl. TTU		2.50	5/25/2060	2,110,197	[f]	1,911,142
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2018-2, Cl. A1		3.50	11/25/2028	4,552,145	[f]	4,341,165
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-1, Cl. A2		3.50	5/25/2029	5,000,000	[f]	4,638,685

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.1% (continued)
United States - 42.8% (continued)
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A1C		2.75	9/25/2029	4,019,507	[f]	3,712,010
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C		2.75	11/25/2029	6,425,000	[f]	5,676,550
Federal National Mortgage Association Grantor Trust, Ser. 2017-T1, Cl. A		2.90	6/25/2027	7,633,049	[f]	7,226,457
General Motors Financial Co., Inc., Sr. Unscd. Notes		5.85	4/6/2030	2,444,000	[b]	2,522,344
Helios Issuer LLC, Ser. 2023-GRID1, Cl. 1A		5.75	12/20/2050	829,377	[c]	851,978
Honeywell International, Inc., Sr. Unscd. Bonds	EUR	4.13	11/2/2034	5,980,000		7,026,911
Honeywell International, Inc., Sr. Unscd. Notes	EUR	3.75	5/17/2032	2,386,000		2,736,122
Life Mortgage Trust, Ser. 2021-BMR, Cl. A, (1 Month TSFR +0.81%)		6.18	3/15/2038	4,275,920	[c,d]	4,185,880
Mosaic Solar Loan Trust, Ser. 2023-2A, Cl. A		5.36	9/22/2053	2,417,447	[c]	2,387,385
Nasdaq, Inc., Sr. Unscd. Notes		6.10	6/28/2063	6,664,000	[b]	7,212,229
National Grid North America, Inc., Sr. Unscd. Notes	EUR	1.05	1/20/2031	7,340,000		6,863,094
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, CI. A1		2.28	4/25/2061	5,471,947	[c]	4,678,745
Purewest Funding LLC, Ser. 2021-1, Cl. A1		4.09	12/22/2036	2,544,904	[c]	2,445,497
Realty Income Corp., Sr. Unscd. Notes	EUR	4.88	7/6/2030	6,834,000	[b]	7,999,370
Realty Income Corp., Sr. Unscd. Notes	EUR	5.13	7/6/2034	1,288,000		1,575,141
Retained Vantage Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2A		5.00	9/15/2048	5,630,000	[c]	5,300,403
SBA Tower Trust, Asset Backed Notes		1.88	1/15/2026	6,860,000	[c]	6,368,947
SBA Tower Trust, Asset Backed Notes		2.59	10/15/2031	6,340,000	[c]	5,115,489
SBA Tower Trust, Asset Backed Notes		2.84	1/15/2025	8,030,000	[c]	7,757,387
SpringCastle America Funding LLC, Ser. 2020-AA, Cl. A		1.97	9/25/2037	2,554,306	[c]	2,358,400
Stack Infrastructure Issuer LLC, Ser. 2023-1A, CI. A2		5.90	3/25/2048	1,430,000	[c]	1,410,249
Tapestry, Inc., Sr. Unscd. Notes		7.70	11/27/2030	3,247,000		3,420,766

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.1% (continued)
United States - 42.8% (continued)
Tapestry, Inc., Sr. Unscd. Notes		7.85	11/27/2033	3,403,000		3,631,897
Tesla Auto Lease Trust, Ser. 2021-A, CI. C		1.18	3/20/2025	1,496,145	[c]	1,491,419
The PNC Financial Services Group, Inc., Sr. Unscd. Notes		5.94	8/18/2034	11,280,000		11,733,614
The PNC Financial Services Group, Inc., Sr. Unscd. Notes		6.04	10/28/2033	4,385,000		4,583,864
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A		2.75	3/17/2038	7,428,760	[c]	7,057,511
TRP LLC, Ser. 2021-1, Cl. A		2.07	6/19/2051	6,559,756	[c]	5,810,757
TRP LLC, Ser. 2021-2, Cl. A		2.15	6/19/2051	6,634,061	[c]	5,928,599
Truist Financial Corp., Sr. Unscd. Notes		5.12	1/26/2034	3,648,000		3,535,092
Truist Financial Corp., Sr. Unscd. Notes		5.87	6/8/2034	8,175,000		8,344,974
Truist Financial Corp., Sr. Unscd. Notes		6.12	10/28/2033	859,000		892,410
Truist Financial Corp., Sr. Unscd. Notes		7.16	10/30/2029	2,399,000	[b]	2,592,731
U.S. Bancorp, Sr. Unscd. Notes		5.84	6/12/2034	5,801,000		5,986,446
U.S. Bancorp, Sr. Unscd. Notes		5.85	10/21/2033	4,612,000		4,754,225
U.S. Treasury Bonds		3.63	2/15/2053	10,650,000		9,837,105
U.S. Treasury Bonds		4.13	8/15/2053	30,000,000	[g]	30,332,812
U.S. Treasury Notes		3.13	11/15/2028	59,400,000		57,392,930
U.S. Treasury Notes		3.88	12/31/2029	10,275,000	[g]	10,259,748
U.S. Treasury Notes		4.00	7/31/2030	49,220,800	[g]	49,499,590
U.S. Treasury Notes		4.38	8/31/2028	79,050,000		80,752,972
U.S. Treasury Notes		4.63	9/30/2030	61,950,000		64,594,974
Upstart Securitization Trust, Ser. 2021-4, Cl. A		0.84	9/20/2031	248,336	[c]	247,541
Vantage Data Centers Issuer LLC, Ser. 2023-1A, CI. A2		6.32	3/16/2048	5,716,000	[c]	5,724,814
Verizon Communications, Inc., Sr. Unscd. Bonds	EUR	4.25	10/31/2030	2,900,000		3,399,508
Verus Securitization Trust, Ser. 2023-4, CI. A1		5.81	5/25/2068	2,851,219	[c]	2,849,940
Verus Securitization Trust, Ser. 2023-5, CI. A1		6.48	6/25/2068	3,251,477	[c]	3,285,146
Volkswagen Group of America Finance LLC, Gtd. Notes		6.45	11/16/2030	5,456,000	[c]	5,812,653
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	2,764,000		2,461,365
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	3,410,000	[c]	3,036,633
WEA Finance LLC, Gtd. Notes		4.13	9/20/2028	2,326,000	[c]	2,073,756
WEA Finance LLC, Gtd. Notes		4.63	9/20/2048	379,000	[c]	256,277

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.1% (continued)
United States - 42.8% (continued)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Gtd. Notes		4.75	9/17/2044	6,752,000	[c]	4,835,449
Wells Fargo & Co., Sr. Unscd. Notes		5.39	4/24/2034	3,670,000		3,688,082
Wells Fargo & Co., Sr. Unscd. Notes		5.56	7/25/2034	6,900,000		7,028,550
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, (1 Month TSFR +1.26%)		6.63	2/15/2040	2,877,544	[c,d]	2,802,991
Federal Home Loan Mortgage Corp.:
2.00%, 8/1/2051-4/1/2052				44,200,319	[f]	36,495,142
2.50%, 10/1/2050				18,424,733	[f]	15,953,909
3.50%, 6/1/2052				23,325,511	[f]	21,403,419
5.00%, 7/1/2052				24,551,467	[f]	24,330,383
5.50%, 9/1/2053				15,458,784	[f]	15,754,623
Federal National Mortgage Association:
2.00%, 1/1/2051-11/1/2051				32,761,625	[f]	26,990,463
2.50%, 9/1/2050-4/1/2052				44,649,473	[f]	38,588,457
3.00%, 6/1/2050				36,534,147	[f]	32,929,023
4.00%, 5/1/2052-6/1/2052				14,463,826	[f]	13,688,372
4.50%, 6/1/2052				48,291,920	[f]	46,845,482
5.00%, 7/1/2052				26,223,318	[f]	25,963,063
					996,125,804
Total Bonds and Notes (cost $2,111,124,223)				2,121,673,894
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - .0%
Call Options - .0%
Japanese Yen, Contracts N/A, Goldman Sachs & Co. LLC		149.10	1/25/2024	5,620,000		875
Japanese Yen Cross Currency, Contracts N/A, Goldman Sachs & Co. LLC	EUR	159.35	1/4/2024	5,891,000		253
Japanese Yen Cross Currency, Contracts N/A, Goldman Sachs & Co. LLC	GBP	185.20	1/2/2024	2,896,000		2
					1,130
Put Options - .0%
Japanese Yen, Contracts N/A, HSBC Securities (USA) Inc.	JPY	141.70	1/16/2024	1,669,048,500		67,905
Total Options Purchased (cost $249,324)				69,035

Description		Shares		Value ($)
Exchange-Traded Funds - 6.4%
United States - 6.4%
iShares Broad USD Investment Grade Corporate Bond ETF		2,084,280	[b]	106,840,193
iShares iBoxx Investment Grade Corporate Bond ETF		372,152	[b]	41,182,340
Total Exchange-Traded Funds (cost $140,195,593)		148,022,533
	1-Day Yield (%)
Investment Companies - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,036,558)	5.43	2,036,558	[h]	2,036,558

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 2.1%
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $48,722,829)	5.43	48,722,829	[h] 48,722,829
Total Investments (cost $2,302,328,527)		99.7%	2,320,524,849
Cash and Receivables (Net)		0.3%	8,025,950
Net Assets		100.0%	2,328,550,799

ETF—Exchange-Traded Fund

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

TSFR—Term Secured Overnight Financing Rate Reference Rates

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, on loan. At December 31, 2023, the value of the fund’s securities on loan was $58,281,571 and the value of the collateral was $60,197,325, consisting of cash collateral of $48,722,829 and U.S. Government & Agency securities valued at $11,474,496. In addition, the value of collateral may include pending sales that are also on loan.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities were valued at $288,554,122 or 12.39% of net assets.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Held by a broker as collateral for open over-the-counter derivative contracts.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	34.3
U.S. Treasury Securities	13.0
U.S. Government Agencies Mortgage-Backed	12.9
Investment Companies	8.6
Banks	6.5
Real Estate	4.0
Commercial Mortgage Pass-Through Certificates	2.9
Asset-Backed Certificates	2.3
U.S. Government Agencies Collateralized Mortgage Obligations	1.7
Utilities	1.6
Asset-Backed Certificates/Auto Receivables	1.2
Collateralized Loan Obligations Debt	1.0
Health Care	.9
Automobiles & Components	.9
Insurance	.8
Diversified Financials	.8
Consumer Durables & Apparel	.8
Energy	.7
Commercial & Professional Services	.7
Industrial	.6
Transportation	.6
Agriculture	.5
U.S. Government Agencies Collateralized Municipal-Backed Securities	.4
Electronic Components	.4
Chemicals	.4
Building Materials	.3
Media	.3
Metals & Mining	.3
Food Products	.2
Telecommunication Services	.2
Options Purchased	.0
99.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 12/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .1%	2,332,190	1,329,316,583	(1,329,612,215)	2,036,558	1,528,005
Investment of Cash Collateral for Securities Loaned - 2.1%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.1%	-	461,461,681	(412,738,852)	48,722,829	73,457	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	64,109,388	195,085,768	(259,195,156)	-	171,311	†††
Total - 2.2%	66,441,578	1,985,864,032	(2,001,546,223)	50,759,387	1,772,773

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	1,972	3/15/2024	152,141,360[a]	156,777,658	4,636,298
Euro BTP Italian Government Bond	487	3/7/2024	61,762,638[a]	64,057,858	2,295,220
U.S. Treasury 2 Year Notes	22	3/28/2024	4,485,293	4,530,109	44,816
U.S. Treasury 5 Year Notes	139	3/28/2024	15,083,898	15,119,508	35,610

Futures (continued)
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short
Canadian 10 Year Bond	2,292	3/19/2024	205,561,183[a]	214,799,864	(9,238,681)
Euro 30 Year Bond	332	3/7/2024	48,016,235[a]	51,941,996	(3,925,761)
Euro-Bobl	2,130	3/7/2024	276,252,178[a]	280,476,602	(4,224,424)
Euro-Bond	252	3/7/2024	37,979,128[a]	38,173,973	(194,845)
Euro-Schatz	176	3/7/2024	20,651,182[a]	20,701,182	(50,000)
Long Term French Government Future	50	3/7/2024	7,005,614[a]	7,259,023	(253,409)
U.S. Treasury 10 Year Notes	107	3/19/2024	11,914,924	12,079,297	(164,373)
U.S. Treasury Ultra Long Bond	320	3/19/2024	39,454,386	42,750,000	(3,295,614)
Ultra 10 Year U.S. Treasury Notes	213	3/19/2024	24,018,728	25,137,329	(1,118,601)
Gross Unrealized Appreciation				7,011,944
Gross Unrealized Depreciation				(22,465,708)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount ($)	[a]	Value ($)
Call Options:
Japanese Yen, Contracts N/A, HSBC Securities (USA) Inc.	138.79	1/16/2024	1,669,048,500	JPY	(50,544)
Japanese Yen, Contracts N/A, Goldman Sachs & Co. LLC	153.00	1/25/2024	5,620,000		(97)
Japanese Yen Cross Currency, Contracts N/A, Goldman Sachs & Co. LLC	162.00	1/4/2024	5,891,000	EUR	(5)
Japanese Yen Cross Currency, Contracts N/A, Goldman Sachs & Co. LLC	188.00	1/2/2024	2,896,000	GBP	-
Put Options:
Japanese Yen, Contracts N/A, Goldman Sachs & Co. LLC	143.90	1/25/2024	5,620,000		(151,533)
Japanese Yen, Contracts N/A, HSBC Securities (USA) Inc.	145.50	1/16/2024	1,669,048,500	JPY	(6,346)
Japanese Yen Cross Currency, Contracts N/A, Goldman Sachs & Co. LLC	155.65	1/4/2024	5,891,000	EUR	(27,420)

STATEMENT OF INVESTMENTS (continued)

Options Written (continued)
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount ($)	[a]	Value ($)
Put Options: (continued)
Japanese Yen Cross Currency, Contracts N/A, Goldman Sachs & Co. LLC	180.00	1/2/2024	2,896,000	GBP	(16,663)
Total Options Written (premiums received $246,713)					(252,608)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	60,202,077	Japanese Yen	8,803,440,000	1/19/2024	(2,439,768)
United States Dollar	94,121,755	South Korean Won	123,371,973,000	1/19/2024	(1,792,084)
BNP Paribas Corp.
United States Dollar	913,381	British Pound	729,000	1/19/2024	(15,951)
Euro	3,203,685	Australian Dollar	5,254,000	1/19/2024	(43,122)
United States Dollar	1,358,726	Euro	1,243,000	1/19/2024	(14,672)
Citigroup Global Markets Inc.
Japanese Yen	4,857,741,000	United States Dollar	34,350,630	1/19/2024	215,160
Goldman Sachs & Co. LLC
United States Dollar	5,857,532	Taiwan Dollar	178,479,000	1/19/2024	26,505
United States Dollar	6,573,148	Singapore Dollar	8,795,000	1/19/2024	(97,842)
United States Dollar	34,725,272	Canadian Dollar	47,095,000	1/19/2024	(827,538)
United States Dollar	15,061,283	Swiss Franc	13,099,000	1/19/2024	(548,298)
Mexican Peso	30,284,000	United States Dollar	1,733,188	1/19/2024	43,785
United States Dollar	2,136,244	Mexican Peso	37,405,000	1/19/2024	(58,567)
United States Dollar	17,424,645	Peruvian Nuevo Sol	65,555,000	1/19/2024	(284,706)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC (continued)
United States Dollar	2,044,175	Swedish Krona	21,381,000	1/19/2024	(77,546)
United States Dollar	2,527,879	Danish Krone	17,434,000	1/19/2024	(56,773)
United States Dollar	76,540,567	New Zealand Dollar	124,292,000	1/19/2024	(2,036,897)
United States Dollar	1,751,545	Australian Dollar	2,669,000	1/19/2024	(68,543)
Swedish Krona	13,901,000	United States Dollar	1,361,267	1/19/2024	18,184
United States Dollar	36,886,109	South African Rand	700,012,000	1/19/2024	(1,310,942)
Euro	4,120,000	United States Dollar	4,492,801	1/19/2024	59,411
United States Dollar	7,836,197	Euro	7,126,000	1/19/2024	(37,362)
United States Dollar	6,553,762	Hungarian Forint	2,315,987,000	1/19/2024	(101,595)
HSBC Securities (USA) Inc.
Canadian Dollar	5,420,000	United States Dollar	4,081,920	1/19/2024	9,729
United States Dollar	1,209,336	Swedish Krona	12,098,000	1/19/2024	8,804
United States Dollar	5,513,271	Thai Baht	193,625,000	1/19/2024	(170,385)
Euro	6,465,000	United States Dollar	7,055,553	1/19/2024	87,664
United States Dollar	175,639,934	Euro	162,323,000	1/19/2024	(3,711,704)
United States Dollar	6,862,320	Indonesian Rupiah	106,229,675,000	1/19/2024	(35,618)
United States Dollar	2,328,523	South Korean Won	3,009,732,000	1/19/2024	(11,352)
Euro	4,222,408	British Pound	3,640,000	1/19/2024	25,079
British Pound	5,436,000	Euro	6,244,386	1/19/2024	30,373
United States Dollar	70,866,537	Chinese Yuan Renminbi	506,016,625	1/19/2024	(251,852)
British Pound	1,397,700	United States Dollar	1,751,331	1/19/2024	30,462
United States Dollar	357,951	British Pound	280,000	1/19/2024	1,006
United States Dollar	2,548,941	New Zealand Dollar	4,101,000	1/19/2024	(43,713)
Japanese Yen	2,219,746,000	United States Dollar	15,625,504	1/19/2024	169,342

STATEMENT OF INVESTMENTS (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities LLC
United States Dollar	3,373,141	Swedish Krona	35,340,000	1/19/2024	(133,787)
United States Dollar	3,728,312	Australian Dollar	5,500,000	1/19/2024	(22,337)
Canadian Dollar	3,747,000	United States Dollar	2,760,136	1/19/2024	68,537
Morgan Stanley & Co. LLC
Euro	3,536,000	United States Dollar	3,871,335	1/19/2024	35,612
United States Dollar	171,226,726	Euro	158,302,000	1/19/2024	(3,682,086)
British Pound	729,000	United States Dollar	913,969	1/19/2024	15,363
United States Dollar	90,969,050	British Pound	72,158,000	1/19/2024	(1,018,215)
United States Dollar	19,070,932	Australian Dollar	28,953,000	1/19/2024	(673,167)
RBC Capital Markets, LLC
United States Dollar	40,406,211	Mexican Peso	701,986,000	1/19/2024	(784,188)
United States Dollar	183,126,088	Euro	169,165,000	1/19/2024	(3,785,316)
Canadian Dollar	3,965,000	United States Dollar	2,920,281	1/19/2024	72,964
Gross Unrealized Appreciation					917,980
Gross Unrealized Depreciation					(24,135,926)

See notes to financial statements.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation(Depreciation) ($)
SEK - 12 Month Fixed at 3.70%	SEK - 3 Month STIBOR at 4.06%	10/3/2028	138,466,992	9,208,192	540,958	8,667,234
EUR Fixed at 2.80% at Maturity	EUR - Eurostat Eurozone HICP Ex Tobacco Unrevised NSA at Maturity	7/28/2053	40,476,327	4,647,118	2,556,216	2,090,902

Centrally Cleared Interest Rate Swaps (continued)
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation(Depreciation) ($)
USD - US CPI Urban Consumers NSA at Maturity	USD Fixed at 2.53% at Maturity	7/28/2053	55,615,000	(1,590,050)	996,599	(2,586,649)
USD - US CPI Urban Consumers NSA at Maturity	USD Fixed at 2.45% at Maturity	12/7/2053	48,869,000	(746,362)	52,359	(798,721)
EUR Fixed at 2.50% at Maturity	EUR - Eurostat Eurozone HICP Ex Tobacco Unrevised NSA at Maturity	12/7/2053	36,187,481	645,911	779,839	(133,928)
GBP - 12 Month Sterling Overnight Interbank Average at 5.19%	GBP 12 Month Fixed at 3.45%	12/21/2028	127,465,000	(330,344)	100,434	(430,778)
Gross Unrealized Appreciation					10,758,136
Gross Unrealized Depreciation					(3,950,076)

EUR—Euro

GBP—British Pound

SEK—Swedish Krona

USD—United States Dollar

See notes to financial statements.

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
EUR - Markit iBoxx € Corporates at Maturity	EUR - 3 Month Euribor at 3.94%	Goldman Sachs & Co. LLC	3/20/24	122,675,705	2,242,471
USD - Markit iBoxx $ Investment Grade Corporate Bond ETF at Maturity	USD - 3 Month Secured Overnight Financing Rate at 5.35%	Morgan Stanley & Co. LLC	3/20/24	16,826,837	497,748

STATEMENT OF INVESTMENTS (continued)

OTC Total Return Swaps (continued)
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
EUR - 3 Month Euribor at 3.94%	EUR - Markit iBoxx € Liquid High Yield Index at Maturity	Goldman Sachs & Co. LLC	3/20/24	82,413,078	(1,956,603)
EUR - Markit iBoxx € Corporates at Maturity	EUR - 3 Month Euribor at 3.94%	J.P. Morgan Securities LLC	3/20/24	48,366,479	226,348
EUR - Markit iBoxx € Corporates at Maturity	EUR - Euribor at 3.94% at Maturity	Goldman Sachs & Co. LLC	3/20/24	10,066,422	7,291
EUR - Euribor at 3.94% at Maturity	EUR - Markit iBoxx € Liquid High Yield Index at Maturity	Goldman Sachs & Co. LLC	3/20/24	4,555,237	(23,102)
Gross Unrealized Appreciation					2,973,858
Gross Unrealized Depreciation					(1,979,705)

See notes to financial statements.

OTC Credit Default Swaps
Reference Obligation/ Counterparty	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation($)
Sold Contracts:[2]
J.P. Morgan Securities LLC
UPC Holding, 5.50%, 1/15/2028 Received 3 Month Fixed Rate of 5.00%	12/20/2028	4,404,760	285,952	44,682	241,270
Gross Unrealized Appreciation				241,270

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

Centrally Cleared Credit Default Swaps
Reference Obligation	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized (Depreciation) ($)
Purchased Contracts:[1]
Markit iTraxx Europe Crossover Index Series 40, Paid 3 Month Fixed Rate of 5.00%	12/20/2028	4,448,918	(361,816)	(72,797)	(289,019)
Markit iTraxx Europe Senior Financial Index Series 40, Paid 3 Month Fixed Rate of 1.00%	12/20/2028	229,351,132	(3,568,007)	(1,212,338)	(2,355,669)
Markit iTraxx Europe Index Series 40, Paid 3 Month Fixed Rate of 1.00%	12/20/2028	112,233,077	(2,217,203)	(1,577,510)	(639,693)
Markit CDX North America Investment Grade Index Series 41, Paid 3 Month Fixed Rate of 1.00%	12/20/2028	244,765,000	(4,829,337)	(4,118,785)	(710,552)
Gross Unrealized Depreciation				(3,994,933)

1 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $58,281,571)—Note 1(c):
Unaffiliated issuers	2,251,569,140	2,269,765,462
Affiliated issuers	50,759,387	50,759,387
Cash denominated in foreign currency	5,947,319	6,019,156
Cash collateral held by broker—Note 4		52,102,733
Dividends, interest and securities lending income receivable		20,705,158
Unrealized appreciation on over-the-counter swap agreements—Note 4		3,215,128
Receivable for shares of Beneficial Interest subscribed		3,156,002
Receivable for futures variation margin—Note 4		992,429
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		917,980
Over-the-counter swap upfront payments—Note 4		44,682
Tax reclaim receivable—Note 1(b)		16,676
Prepaid expenses		107,011
		2,407,801,804
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		809,307
Liability for securities on loan—Note 1(c)		48,722,829
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		24,135,926
Payable for shares of Beneficial Interest redeemed		2,268,248
Unrealized depreciation on over-the-counter swap agreements—Note 4		1,979,705
Payable for swap variation margin—Note 4		658,555
Outstanding options written, at value (premiums received $246,713)—Note 4		252,608
Trustees’ fees and expenses payable		57,081
Other accrued expenses		366,746
		79,251,005
Net Assets ($)		2,328,550,799
Composition of Net Assets ($):
Paid-in capital		2,539,929,764
Total distributable earnings (loss)		(211,378,965)
Net Assets ($)		2,328,550,799

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	142,091,141	11,280,419	1,997,947,753	177,231,486
Shares Outstanding	7,216,062	593,597	100,514,638	8,895,959
Net Asset Value Per Share ($)	19.69	19.00	19.88	19.92

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

Investment Income ($):
Income:
Interest (net of $439,470 foreign taxes withheld at source)	84,073,035
Dividends:
Unaffiliated issuers	1,286,483
Affiliated issuers	1,528,005
Income from securities lending—Note 1(c)	244,768
Total Income	87,132,291
Expenses:
Management fee—Note 3(a)	8,742,702
Shareholder servicing costs—Note 3(c)	1,885,298
Custodian fees—Note 3(c)	345,714
Trustees’ fees and expenses—Note 3(d)	302,249
Administration fee—Note 3(a)	259,309
Professional fees	202,166
Registration fees	131,221
Prospectus and shareholders’ reports	125,778
Distribution fees—Note 3(b)	103,049
Loan commitment fees—Note 2	46,219
Chief Compliance Officer fees—Note 3(c)	21,143
Interest expense—Note 2	1,384
Miscellaneous	53,844
Total Expenses	12,220,076
Less—reduction in fees due to earnings credits—Note 3(c)	(37,738)
Net Expenses	12,182,338
Net Investment Income	74,949,953
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(82,775,902)
Net realized gain (loss) on futures	21,650,152
Net realized gain (loss) on options transactions	3,267,820
Net realized gain (loss) on forward foreign currency exchange contracts	5,428,824
Net realized gain (loss) on swap agreements	(4,559,108)
Net Realized Gain (Loss)	(56,988,214)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	181,198,940
Net change in unrealized appreciation (depreciation) on futures	(29,280,147)
Net change in unrealized appreciation (depreciation) on options transactions	(600,668)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(9,397,924)
Net change in unrealized appreciation (depreciation) on swap agreements	3,983,684
Net Change in Unrealized Appreciation (Depreciation)	145,903,885
Net Realized and Unrealized Gain (Loss) on Investments	88,915,671
Net Increase from Payment by Affiliate—Note 5	235,235
Net Increase in Net Assets Resulting from Operations	164,100,859

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2023	2022
Operations ($):
Net investment income	74,949,953	46,424,947
Net realized gain (loss) on investments	(56,988,214)	(137,178,958)
Net change in unrealized appreciation (depreciation) on investments	145,903,885	(157,315,484)
Net increase from payment by affiliate—Note 5	235,235	-
Net Increase (Decrease) in Net Assets Resulting from Operations	164,100,859	(248,069,495)
Distributions ($):
Distributions to shareholders:
Class A	(2,491,119)	(3,898,168)
Class C	(182,864)	(730,497)
Class I	(35,756,475)	(72,397,278)
Class Y	(3,165,357)	(8,835,023)
Total Distributions	(41,595,815)	(85,860,966)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	70,453,213	21,757,743
Class C	1,291,215	858,156
Class I	827,422,313	634,493,699
Class Y	30,711,832	34,689,020
Distributions reinvested:
Class A	2,404,224	3,720,944
Class C	160,707	661,728
Class I	32,532,085	65,001,368
Class Y	2,872,141	8,227,351
Cost of shares redeemed:
Class A	(30,106,312)	(34,109,630)
Class C	(8,066,793)	(11,910,225)
Class I	(525,320,186)	(1,290,819,296)
Class Y	(59,624,259)	(69,170,719)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	344,730,180	(636,599,861)
Total Increase (Decrease) in Net Assets	467,235,224	(970,530,322)
Net Assets ($):
Beginning of Period	1,861,315,575	2,831,845,897
End of Period	2,328,550,799	1,861,315,575

	Year Ended December 31,
	2023	2022
Capital Share Transactions (Shares):
Class A
Shares sold	3,712,856	1,093,529
Shares issued for distributions reinvested	122,477	196,439
Shares redeemed	(1,572,996)	(1,711,927)
Net Increase (Decrease) in Shares Outstanding[a]	2,262,337	(421,959)
Class C
Shares sold	69,780	44,910
Shares issued for distributions reinvested	8,481	35,822
Shares redeemed	(437,531)	(618,806)
Net Increase (Decrease) in Shares Outstanding[a]	(359,270)	(538,074)
Class I
Shares sold	43,040,393	31,652,260
Shares issued for distributions reinvested	1,641,376	3,400,786
Shares redeemed	(27,301,774)	(64,523,860)
Net Increase (Decrease) in Shares Outstanding	17,379,995	(29,470,814)
Class Y
Shares sold	1,592,831	1,740,426
Shares issued for distributions reinvested	144,619	429,747
Shares redeemed	(3,083,852)	(3,497,403)
Net Increase (Decrease) in Shares Outstanding	(1,346,402)	(1,327,230)

[a]

During the period ended December 31, 2022, 2,315 Class C shares representing $48,056 were exchanged for 2,245 Class I shares, 300,039 Class I shares representing $5,865,758 were exchanged for 299,579 Class Y shares and 3,441 Class I shares representing $64,019 were exchanged for 3,465 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	18.63	21.50	23.07	21.90	20.35
Investment Operations:
Net investment income[a]	.60	.35	.27	.32	.35
Net realized and unrealized gain (loss) on investments	.81	(2.42)	(.67)	1.38	1.29
Total from Investment Operations	1.41	(2.07)	(.40)	1.70	1.64
Distributions:
Dividends from net investment income	(.35)	(.72)	(.23)	(.53)	(.09)
Dividends from net realized gain on investments	-	(.08)	(.94)	-	-
Total Distributions	(.35)	(.80)	(1.17)	(.53)	(.09)
Net asset value, end of period	19.69	18.63	21.50	23.07	21.90
Total Return (%)[b]	7.45[c]	(9.66)	(1.74)	7.77	8.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.84	.81	.78	.78
Ratio of net expenses to average net assets	.85	.84	.81	.78	.78
Ratio of net investment income to average net assets	3.14	1.74	1.20	1.45	1.62
Portfolio Turnover Rate	117.24	158.30[d]	134.26[d]	107.96[d]	157.34[d]
Net Assets, end of period ($ x 1,000)	142,091	92,286	115,561	118,603	94,609

a Based on average shares outstanding.

b Exclusive of sales charge.

c The total return for the class was not materially impacted by the reimbursement to the fund for fund losses relating to the processing of foreign futures variation margin. See Note 5.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2022, 2021, 2020 and 2019 were 154.95%, 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

Class C Shares	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	18.09	20.97	22.62	21.56	20.14
Investment Operations:
Net investment income[a]	.44	.20	.10	.17	.18
Net realized and unrealized gain (loss) on investments	.78	(2.35)	(.66)	1.32	1.29
Total from Investment Operations	1.22	(2.15)	(.56)	1.49	1.47
Distributions:
Dividends from net investment income	(.31)	(.65)	(.15)	(.43)	(.05)
Dividends from net realized gain on investments	-	(.08)	(.94)	-	-
Total Distributions	(.31)	(.73)	(1.09)	(.43)	(.05)
Net asset value, end of period	19.00	18.09	20.97	22.62	21.56
Total Return (%)[b]	6.62[c]	(10.31)	(2.49)	6.93	7.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.60	1.57	1.54	1.55	1.53
Ratio of net expenses to average net assets	1.60	1.57	1.54	1.55	1.53
Ratio of net investment income to average net assets	2.38	1.01	.45	.76	.85
Portfolio Turnover Rate	117.24	158.30[d]	134.26[d]	107.96[d]	157.34[d]
Net Assets, end of period ($ x 1,000)	11,280	17,239	31,266	47,875	55,903

a Based on average shares outstanding.

b Exclusive of sales charge.

c The total return for the class was not materially impacted by the reimbursement to the fund for fund losses relating to the processing of foreign futures variation margin. See Note 5.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2022, 2021, 2020 and 2019 were 154.95%, 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	18.76	21.62	23.18	21.98	20.38
Investment Operations:
Net investment income[a]	.67	.41	.34	.40	.40
Net realized and unrealized gain (loss) on investments	.81	(2.42)	(.68)	1.37	1.31
Total from Investment Operations	1.48	(2.01)	(.34)	1.77	1.71
Distributions:
Dividends from net investment income	(.36)	(.77)	(.28)	(.57)	(.11)
Dividends from net realized gain on investments	-	(.08)	(.94)	-	-
Total Distributions	(.36)	(.85)	(1.22)	(.57)	(.11)
Net asset value, end of period	19.88	18.76	21.62	23.18	21.98
Total Return (%)	7.78[b]	(9.35)	(1.47)	8.07	8.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	.53	.50	.52	.51
Ratio of net expenses to average net assets	.54	.53	.50	.52	.51
Ratio of net investment income to average net assets	3.45	2.06	1.50	1.77	1.88
Portfolio Turnover Rate	117.24	158.30[c]	134.26[c]	107.96[c]	157.34[c]
Net Assets, end of period ($ x 1,000)	1,997,948	1,559,352	2,434,544	2,565,548	2,780,618

a Based on average shares outstanding.

b The total return for the class was not materially impacted by the reimbursement to the fund for fund losses relating to the processing of foreign futures variation margin. See Note 5.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2022, 2021, 2020 and 2019 were 154.95%, 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

Class Y Shares	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	18.79	21.65	23.20	22.00	20.39
Investment Operations:
Net investment income[a]	.68	.43	.35	.43	.42
Net realized and unrealized gain (loss) on investments	.81	(2.43)	(.68)	1.35	1.30
Total from Investment Operations	1.49	(2.00)	(.33)	1.78	1.72
Distributions:
Dividends from net investment income	(.36)	(.78)	(.28)	(.58)	(.11)
Dividends from net realized gain on investments	-	(.08)	(.94)	-	-
Total Distributions	(.36)	(.86)	(1.22)	(.58)	(.11)
Net asset value, end of period	19.92	18.79	21.65	23.20	22.00
Total Return (%)	7.84[b]	(9.30)	(1.39)	8.13	8.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.47	.46	.45	.45	.45
Ratio of net expenses to average net assets	.47	.46	.45	.45	.45
Ratio of net investment income to average net assets	3.52	2.13	1.55	1.87	1.94
Portfolio Turnover Rate	117.24	158.30[c]	134.26[c]	107.96[c]	157.34[c]
Net Assets, end of period ($ x 1,000)	177,231	192,439	250,474	246,484	287,175

a Based on average shares outstanding.

b The total return for the class was not materially impacted by the reimbursement to the fund for fund losses relating to the processing of foreign futures variation margin. See Note 5.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2022, 2021, 2020 and 2019 were 154.95%, 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Fixed Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), forward foreign currency exchange contracts (“forward contracts”), futures and options are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swap agreements are valued by a Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	80,839,611	-	80,839,611
Collateralized Loan Obligations	-	22,174,351	-	22,174,351

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)
Investments in Securities:† (continued)
Commercial Mortgage-Backed	-	68,284,142	-	68,284,142
Corporate Bonds	-	499,462,257	-	499,462,257
Exchange-Traded Funds	148,022,533	-	-	148,022,533
Foreign Governmental	-	799,591,013	-	799,591,013
Investment Companies	50,759,387	-	-	50,759,387
U.S. Government Agencies Collateralized Mortgage Obligations	-	39,438,116	-	39,438,116
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	10,271,937	-	10,271,937
U.S. Government Agencies Mortgage-Backed	-	298,942,336	-	298,942,336
U.S. Treasury Securities	-	302,670,131	-	302,670,131
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	917,980	-	917,980
Futures††	7,011,944	-	-	7,011,944
Options Purchased	-	69,035	-	69,035
Swap Agreements††	-	13,973,264	-	13,973,264
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(24,135,926)	-	(24,135,926)
Futures††	(22,465,708)	-	-	(22,465,708)
Options Written	-	(252,608)	-	(252,608)
Swap Agreements††	-	(9,924,714)	-	(9,924,714)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are

NOTES TO FINANCIAL STATEMENTS (continued)

also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2023, BNY Mellon earned $33,374 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of December 31, 2023, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	58,281,571		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	58,281,571		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(58,281,571)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

Fixed-Income Market Risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund’s share price and increase the fund’s liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Foreign Government Obligations and Securities of Supranational Entities Risk: Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. A

NOTES TO FINANCIAL STATEMENTS (continued)

governmental obligor may default on its obligations. Some sovereign obligors have been among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Derivatives Risk: A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund’s use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund’s other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

A portion of the fund’s distributions could potentially be treated as a return of capital. During the reporting period, the fund did not have a return of capital.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2023, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $182,698,489, accumulated other losses $34,517,063 and unrealized appreciation $15,898,233. In addition, the fund deferred for tax purposes late year ordinary losses of $10,061,646 to the first day of the following fiscal year.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2023. The fund has $94,732,245 of short-term capital losses and $87,966,244 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows: ordinary income $41,595,815 and $76,547,527 and long-term capital gains $0 and $9,313,439, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank

NOTES TO FINANCIAL STATEMENTS (continued)

Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended December 31, 2023, the fund was charged $1,384 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2023 was approximately $22,192 with a related weighted average annualized interest rate of 6.24%.

NOTE 3—Management Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $259,309 during the period ended December 31, 2023.

During the period ended December 31, 2023, the Distributor retained $2,653 from commissions earned on sales of the fund’s Class A shares and $455 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended December 31, 2023, Class C shares were charged $103,049 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2023, Class A and Class C shares were

NOTES TO FINANCIAL STATEMENTS (continued)

charged $327,521 and $34,350, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2023, the fund was charged $41,105 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $37,738.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2023, the fund was charged $345,714 pursuant to the custody agreement.

During the period ended December 31, 2023, the fund was charged $21,143 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $782,499, Administration fee of $23,944, Distribution Plan fees of $7,220, Shareholder Services Plan fees of $32,458, Custodian fees of $186,165, Chief Compliance Officer fees of $5,157 and Transfer Agent fees of $7,099, which are offset against a receivable from BNY Mellon in the amount of $235,235.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts, and swap agreements, during the period ended December 31, 2023, amounted to $2,855,221,306 and $2,475,892,714, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC adopted Rule 18f-4 under the Act, which regulates the use of derivatives transactions for certain funds registered under the Act. The fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such

NOTES TO FINANCIAL STATEMENTS (continued)

contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2023 are set forth in the Statement of Investments.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of foreign currencies, interest rate and credit, or as a substitute for an investment. The fund is subject to market risk, currency risk, interest rate risk and credit risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Purchase and write options on swaps (“swaptions”) are used primarily to preserve a return or spread on a particular investment or portion of the fund holdings. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. Options purchased and written open at December 31, 2023 are set forth in the Statement of Investments.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at December 31, 2023 are set forth in the Statement of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swap against default. Interest rate swaps open at December 31, 2023 are set forth in the Statement of Investments.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments. Total return swaps open at December 31, 2023 are set forth in the Statement of Investments.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

NOTES TO FINANCIAL STATEMENTS (continued)

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at December 31, 2023 are set forth in the Statement of Investments.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of December 31, 2023 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	17,770,080	[1,2]	Interest rate risk	(26,415,784)	[1,2]
Equity risk	2,973,858	[2]	Equity risk	(1,979,705)	[2]
Foreign exchange risk	987,015	[3,4]	Foreign exchange risk	(24,388,534)	[4,5]
Credit risk	241,270	[2]	Credit risk	(3,994,933)	[2]
Gross fair value of derivative contracts	21,972,223			(56,778,956)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Investments, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]			Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Investments.

Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.
[3]	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[5]	Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2023 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	21,650,152		(4,003,849)		-		9,004,937		26,651,240
Equity	-		-		-		(1,850,415)		(1,850,415)
Foreign exchange	-		(741,745)		5,428,824		-		4,687,079
Credit	-		8,013,414		-		(11,713,630)		(3,700,216)
Total	21,650,152		3,267,820		5,428,824		(4,559,108)		25,787,688

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(29,280,147)		-		-		6,808,060		(22,472,087)
Equity	-		-		-		994,153		994,153
Foreign exchange	-		(186,184)		(9,397,924)		-		(9,584,108)
Credit	-		(414,484)		-		(3,818,529)		(4,233,013)
Total	(29,280,147)		(600,668)		(9,397,924)		3,983,684		(35,295,055)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset

NOTES TO FINANCIAL STATEMENTS (continued)

derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2023, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	7,011,944	(22,465,708)
Options	69,035	(252,608)
Forward contracts	917,980	(24,135,926)
Swaps	13,973,264	(9,924,714)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	21,972,223	(56,778,956)
Derivatives not subject to
Master Agreements	(17,770,080)	30,410,717
Total gross amount of assets
and liabilities subject to
Master Agreements	4,202,143	(26,368,239)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2023:

Counterparty	Gross Amount of Assets ($)	[1]	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	[2]	Net Amount ofAssets ($)
Citigroup Global Markets Inc.	215,160		-	-		215,160
Goldman Sachs & Co. LLC	2,398,777		(2,398,777)	-		-
HSBC Securities (USA) Inc.	430,364		(430,364)	-		-
J.P. Morgan Securities LLC	536,155		(156,124)	(270,000)		110,031
Morgan Stanley & Co. LLC	548,723		(548,723)	-		-
RBC Capital Markets, LLC	72,964		(72,964)	-		-
Total	4,202,143		(3,606,952)	(270,000)		325,191

Counterparty	Gross Amount of Liabilities ($)	[1]	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	[2]	Net Amount of Liabilities ($)
Barclays Capital, Inc.	(4,231,852)		-	3,850,000		(381,852)
BNP Paribas Corp.	(73,745)		-	-		(73,745)
Goldman Sachs & Co. LLC	(7,682,032)		2,398,777	4,978,000		(305,255)
HSBC Securities (USA) Inc.	(4,281,514)		430,364	3,851,150		-
J.P. Morgan Securities LLC	(156,124)		156,124	-		-
Morgan Stanley & Co. LLC	(5,373,468)		548,723	4,824,745		-
RBC Capital Markets, LLC	(4,569,504)		72,964	4,496,540		-
Total	(26,368,239)		3,606,952	22,000,435		(760,852)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following table summarizes the average market value of derivatives outstanding during the period ended December 31, 2023:

Average Market Value ($)
Interest rate futures	918,260,542
Foreign currency options contracts	166,147
Forward contracts	1,685,350,853
Credit options contracts	1,956,426

The following table summarizes the average notional value of swap agreements outstanding during the period ended December 31, 2023:

Average Notional Value ($)
Equity total return swap agreements	62,143,572
Interest rate swap agreements	280,447,389
Credit default swap agreements	725,698,788

At December 31, 2023, the cost of investments for federal income tax purposes was $2,305,545,930; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $15,687,216, consisting of $101,204,035 gross unrealized appreciation and $85,516,819 gross unrealized depreciation.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Payment from Affiliate:

During the period ended December 31, 2023, the fund was reimbursed $235,235 by BNY Mellon for fund losses relating to an error in processing of foreign futures variation margin. The error occurred from September 22, 2022 through December 31, 2023 and had an immaterial impact to the NAV and total return of the fund for 2022.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of BNY Mellon Global Fixed Income Fund and Board of Trustees of BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Global Fixed Income Fund (the Fund), a series of BNY Mellon Investment Funds I, including the statement of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
February 23, 2024

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones or its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good standing and remains in good standing pursuant to Edward Jones’ policies and procedures (Effective January 1, 2024, this waiver will be revised as follows: shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with

ADDITIONAL INFORMATION (Unaudited) (continued)

proceeds from liquidations in a non-retirement account (i.e., Right of Reinstatement) (Effective January 1, 2024, this waiver will be revised as follows: shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• Effective January 1, 2024: purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• Effective January 1, 2024: purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

ADDITIONAL INFORMATION (Unaudited) (continued)

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 55.15% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)

Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Andrew J. Donohue (73)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

Bradley Skapyak (65)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 18

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Roslyn M. Watson (74)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

Benaree Pratt Wiley (77)

Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-December 2020)

No. of Portfolios for which Board Member Serves: 57

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Adviser since June 2022.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Global Fixed Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DHGAX Class C: DHGCX Class I: SDGIX Class Y: DSDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6940AR1223

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Bradley J. Skapyak, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Skapyak is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,250 in 2022 and $54,400 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,700 in 2022 and $5,700 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2022 and $0 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2022 and $0 in 2023.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,945,912 in 2022 and $4,074,591 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 22, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: February 21, 2024

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)